================================================================================

                      INSTITUTIONAL INVESTORS MUTUAL FUNDS
                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder Institution:

I am very pleased to report that our Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") enjoyed a total return of 20.82% in 1996. This advance helped to bring the Fund's three year average annual return to 14.18% and the five year average annual return to 14.72%. The Fund's longer-term track record also remains quite enviable. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and dividends in the Fund, the shareholder institution's investment would have grown to $14,212,414 at year-end 1996.

American industry deserves much credit for getting itself into shape in the 1980's to meet the global challenges of the 1990's and beyond. Today, America's global economic dominance is truly awesome. Not only is our economy the world's strongest and most competitive, our workers are the world's most productive and our businesses, on balance, are the most profitable. The United States also creates the most jobs and invests the most capital in technology.

Since November of 1982 the United States economy has been performing quite well. The cost of debt and equity capital has come down, economic growth has been steady, inflation has been meek and the Dow Jones Industrial Average has advanced over 700%. Moreover, our economy has encountered just one brief, seven month contraction during this period, which lasted from August of 1990 until February of 1991.

Although not everyone has participated in our nation's economic renewal, many investors have increased their wealth through equity investing. Currently, over 40% of American households own common stock either directly or through mutual funds. In 1985 only about $60 billion was invested in equity mutual funds. Today, over $1.4 trillion is invested in equity mutual funds.

Not only is consumer confidence high, the demand for American goods and services around the world is quite strong. In the industrialized world the welfare state is being dismantled, social programs are being reduced and government downsizing continues. In addition, privatization of public sector activities and industry deregulation is on the rise.

The rapid pace of industrialization in the developing world along with its heavy population growth has increased demand for United States goods and services in many developing countries. The demand the developing nations have for consumer goods, technology, telecommunications, engineering and construction, health care, education and others is huge.

The Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash flow has led the Fund to invest in a number of companies that should be well positioned to capitalize on the emerging world economy. Today, many of the companies in the Fund's portfolio already generate a significant portion of their earnings outside the United States.

A special note of thanks to those Savings Bank Life Insurance (SBLI) Department shareholders who have increased their investment in the Fund. The Fund enables SBLI Departments to match long-term life insurance liabilities with common stock. Past history demonstrates that common stock is truly an excellent long-term asset with which to offset life insurance liability. The earnings growth rate for example, for the Standard and Poor's 500 companies from 1935 through 1995, inclusive, was 4,258% and the price gain for the Standard and Poor's 500 stock index was 4,486%.

                           Sincerely,

                           LOGO
                           Harry P. Doherty

--------------------------------------------------------------------------------

================================================================================

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                      PERIODS ENDING DECEMBER 31, 1996(1)

                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                           ENDED     ENDED     ENDED     ENDED
                           ------   -------   -------   --------
CAPITAL APPRECIATION
  FUND, INC. (CAF).......   20.8%    14.2%     14.7%      12.2%
  Standard & Poor's 500
    Composite Stock Price
    Index (S&P 500)......   23.0     19.7      15.2       15.3
  Dow Jones Industrial
    Average (DJIA).......   28.9     22.9      18.4       15.7
  Lipper Growth & Income
    Funds Average........   20.8     16.2      14.0       13.2

(1) Assumes reinvestment of all dividends and distributions. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Growth & Income Funds Average are from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The following graph shows that an investment of $10,000 in the CAF on December 31, 1986 would have been worth $30,775 on December 31, 1996, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $41,356.

                        CAPITAL APPRECIATION FUND, INC.

                            CUMULATIVE TOTAL RETURN

                                   [GRAPH]

         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)                CAF               S&P
1986                                              10000             10000
1987                                              10330             10520
1988                                              11264             12256
1989                                              14393             16129
1990                                              13355             15629
1991                                              15479             20380
1992                                              17063             21929
1993                                              20557             24143
1994                                              20394             24457
1995                                              25472             33636
1996                                              30775             41356

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

CAPITAL APPRECIATION FUND

The Institutional Investors Capital Appreciation Fund's total return of 20.82% for the one year period ending December 31, 1996, marks the second year in a row of greater than 20% total returns. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable expenses incurred by the Fund. For the past five years the Fund has provided shareholders with an average annual total return of 14.72%. This compares favorably to the one year total return of 20.78% and five year average annual total return of 13.99% for the Lipper Growth & Income Funds Average for the periods ending December 31, 1996. For further comparison, the average equity fund, as measured by the Lipper All Equity Funds Average, provided a one year total return of 17.04% and a five year average annual total return of 13.09% as of December 31, 1996.

The Fund's net asset value per share on December 31, 1996 was $135.64 versus $121.75 on December 31, 1995. Shareholders received distributions from dividend income of $1.0867, short-term capital gains of $3.896 and long-term capital gains of $6.606 during the year.

The equity markets continued their advance into record territory during 1996 with vigor reminiscent of 1995. The primary factors that led to the strong advance in 1995 continued their influence in 1996, namely a slow growing economy with little inflation, subdued interest rates and strong corporate profit growth. The Standard & Poor's 500 Index passed the 700 level, a major milestone, early in the fourth quarter on its way to ending the year at 740. The Dow Jones Industrial Average surpassed the 6,000 level early in the fourth quarter, ending the year just shy of the 6,500 mark. The advances made by these major indices were amplified by the strong returns provided by large capitalization stocks during the year. Small and medium capitalization issues did not perform nearly as well during the year, as is evident by the 16.55% total return of the Russell 2000 Index, a small and medium capitalization index, for the one year period ending December 31, 1996.

As indicated in last year's annual report to shareholders, the Fund's investment management team was active in 1995 accumulating shares in high quality companies that had demonstrated the ability to grow their cash flows and earnings consistently over long periods of time at reasonable prices, while investors' attentions were focused on the financial services and technology sectors which were then in vogue. The timing of our commitment to the high quality, steady growth area of the market was opportune in that these securities were the same ones that led the market advance in 1996. We continued our focus during this past year on the larger capitalization issues with steady cash flow and earnings growth with the additions of Abbott Laboratories, Dover Corporation, Federal Home Loan Mortgage Corp., Genuine Parts Company, Intel Corp., International Flavors & Fragrances and Sysco Corp. We also eliminated many of the smaller capitalization issues whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership was not warranted.

The investment philosophy adhered to by the Fund's portfolio management team consists of stringent investment guidelines focused on identifying companies with stable cash flow and earnings growth with minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. This "bottoms-up" approach seeks to identify attractive stock candidates on a company-by-company basis. Industry sector outlook and general stock market conditions are secondary considerations.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK--91.91%:

SHARES                                                VALUE
------                                             -----------
                                                    (NOTE 1)
          AUTO PARTS--AFTER MARKET-2.92%
 46,000   Genuine Parts Company..................  $ 2,047,000
          BEVERAGES--ALCOHOLIC-2.96%
 52,000   Anheuser-Busch Companies, Inc. ........    2,080,000
          BEVERAGES--SOFT DRINKS-3.15%
 42,000   Coca-Cola Company......................    2,210,250
          CHEMICALS--SPECIALTY-4.84%
 40,000   International Flavors & Fragrances.....    1,800,000
 25,000   Nordson Corp. .........................    1,593,750
                                                   -----------
                                                     3,393,750
          COMPUTER SOFTWARE & SERVICES-3.27%
 53,500   Automatic Data Processing, Inc. .......    2,293,812
          COMPUTER SYSTEMS-2.93%
 41,000   Hewlett-Packard Co. ...................    2,060,250
          DISTRIBUTOR--CONSUMER PRODUCTS-2.79%
 60,000   Sysco Corp. ...........................    1,957,500
          ELECTRICAL EQUIPMENT-9.18%
 20,500   Emerson Electric Co. ..................    1,983,375
 27,500   Grainger (W.W.), Inc. .................    2,206,875
 52,000   Hubbell, Inc. .........................    2,249,000
                                                   -----------
                                                     6,439,250
          ELECTRONICS & SEMICONDUCTORS-3.27%
 17,500   Intel Corp. ...........................    2,291,406
          ENTERTAINMENT-2.93%
 29,500   Walt Disney Co. .......................    2,053,938
          FINANCIAL SERVICES-3.45%
 22,000   Federal Home Loan Mortgage Corp. ......    2,422,750
          FOODS-3.18%
 60,000   Sara Lee Corp. ........................    2,235,000

SHARES                                                VALUE
------                                             -----------
                                                    (NOTE 1)
          HEALTH CARE--DRUGS-5.99%
 43,500   Abbott Laboratories....................  $ 2,207,625
119,000   Mylan Laboratories.....................    1,993,250
                                                   -----------
                                                     4,200,875
          HOUSEHOLD PRODUCTS-3.08%
 21,500   Clorox Co. ............................    2,158,063
          MANUFACTURED HOUSING-2.75%
143,000   Clayton Homes, Inc. ...................    1,930,500
          MANUFACTURING-4.87%
 39,000   Dover Corporation......................    1,959,750
 28,000   Teleflex, Inc. ........................    1,459,500
                                                   -----------
                                                     3,419,250
          PUBLISHING--NEWSPAPERS-5.86%
 27,000   Gannett Company, Inc. .................    2,021,625
 90,000   Lee Enterprises, Inc. .................    2,092,500
                                                   -----------
                                                     4,114,125
          RAILROADS-2.97%
 65,000   Illinois Central Corp. Series A........    2,080,000
          RESTAURANTS-2.63%
 90,000   Wendy's International, Inc. ...........    1,845,000
          RETAIL--DEPARTMENT STORES-2.67%
 40,000   May Department Stores Co. .............    1,870,000
          RETAIL--DRUG CHAINS-2.57%
 45,000   Walgreen Company.......................    1,800,000
          RETAIL--FOOD CHAINS-3.10%
 61,000   Albertson's, Inc. .....................    2,173,125
          RETAIL--GENERAL MERCHANDISE-2.80%
 86,000   Wal-Mart Stores, Inc. .................    1,967,250
          RETAIL--SPECIALTY STORES-3.33%
 77,500   Gap, Inc. .............................    2,334,687
          TOBACCO-4.42%
 27,500   Philip Morris Companies, Inc. .........    3,097,188
                                                   -----------
          Total Common Stock
            (Cost $50,688,738)...................  $64,474,969
                                                   -----------

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--7.90%:

PRINCIPAL
  AMOUNT                                                VALUE
----------                                           -----------
                                                      (NOTE 1)
$1,521,000   American Express Credit
               Corp., 6.75%, due
               01/02/97..................            $ 1,521,000
 1,521,000   Ford Motor Credit Corp.,
               6.00%, due 01/02/97.......              1,521,000
 2,500,000   Ford Motor Credit Corp.,
               5.92%, due 01/06/97.......              2,500,000
                                                     -----------
             Total Commercial Paper
               (Cost $5,542,000).........              5,542,000
                                                     -----------
             Total Investments
               (Cost $56,230,738*).......   99.81%    70,016,969

                                                        VALUE
                                                    -----------
                                                      (NOTE 1)
             Other assets in excess of
               liabilities...............    0.19%   $   132,350
                                           ------    -----------
             Net Assets..................  100.00%   $70,149,319
                                           ======    ===========

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1996, the net unrealized appreciation for all securities of $13,786,231 consists of gross unrealized appreciation of $14,199,930 and gross unrealized depreciation of $413,699.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31, 1996
                          ASSETS:                             -----------------
Investment in securities, at value ($56,230,738)............     $70,016,969
Cash........................................................             199
Dividends and interest receivable...........................         162,242
Prepaid expenses............................................          21,036
                                                                 -----------
  Total assets..............................................      70,200,446
LIABILITIES:
Accrued expenses payable....................................          51,127
                                                                 -----------
NET ASSETS, applicable to 517,169 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................     $70,149,319
                                                                 ===========
NET ASSETS:
Capital paid in.............................................     $56,362,087
Undistributed net realized gains............................             167
Undistributed net investment income.........................             834
Net unrealized appreciation.................................      13,786,231
                                                                 -----------
NET ASSETS..................................................     $70,149,319
                                                                 ===========
NET ASSET VALUE, offering and redemption price
  per share ($70,149,319 / 517,169 shares)..................     $    135.64
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                                  1996
                                                              ------------
INVESTMENT INCOME:
INCOME:
  Dividends.................................................  $ 1,060,193
  Interest..................................................      318,627
                                                              -----------
  Total investment income...................................    1,378,820
EXPENSES:
  Investment advisory.......................................      492,702
  Professional..............................................       97,903
  Directors'................................................       94,739
  Administration............................................       80,400
  Insurance.................................................       27,361
  Custodian.................................................       23,212
  Transfer agent............................................       19,343
  Printing..................................................        7,385
  Miscellaneous.............................................        5,460
                                                              -----------
                                                                  848,505
  Fee waivers...............................................       (8,571)
                                                              -----------
     Net operating expenses.................................      839,934
                                                              -----------
     Net investment income..................................      538,886
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    5,034,088
Net change in unrealized appreciation of investments........    6,807,219
                                                              -----------
Net realized and unrealized gain on investments.............   11,841,307
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $12,380,193
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                  1996              1995
                                                              ------------      ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   538,886       $   451,742
  Net realized gain on investments..........................    5,034,088         6,328,622
  Net change in unrealized appreciation of investments......    6,807,219         3,832,234
                                                              -----------       -----------
Net increase in net assets resulting from operations........   12,380,193        10,612,598
Net equalization............................................            0             3,043
Distributions to shareholders from:
  Net investment income.....................................     (539,544)         (466,658)
  Net realized gain on investments..........................   (5,034,088)       (6,328,455)
                                                              -----------       -----------
Total distributions to shareholders.........................   (5,573,632)       (6,795,113)
Net increase from capital share transactions................    8,108,779        11,186,609
                                                              -----------       -----------
     Total increase in net assets...........................   14,915,340        15,007,137
NET ASSETS:
  Beginning of year.........................................   55,233,979        40,226,842
                                                              -----------       -----------
  End of year (including undistributed net investment income
     of $834 and $1,492, respectively)......................  $70,149,319       $55,233,979
                                                              ===========       ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year

                                                                              YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------------
                                                       1996            1995            1994            1993            1992
                                                       ----            ----            ----            ----            ----
NET ASSET VALUE, beginning of year..................  $121.75         $112.12         $137.22         $135.14         $135.63
INCOME FROM OPERATIONS:
  Net investment income.............................     1.09            1.20            1.78            1.63            2.36
  Net realized and unrealized gain (loss)...........    24.39           26.55           (2.88)          25.94           11.40
                                                      -------         -------         -------         -------         -------
    Total from investment operations................    25.48           27.75           (1.10)          27.57           13.76
DISTRIBUTIONS:
  From net investment income........................    (1.09)          (1.23)          (1.73)          (1.77)          (2.24)
  From net realized gains...........................   (10.50)         (16.89)         (22.27)         (23.72)         (12.01)
                                                      -------         -------         -------         -------         -------
    Total distributions.............................   (11.59)         (18.12)         (24.00)         (25.49)         (14.25)
                                                      -------         -------         -------         -------         -------
NET ASSET VALUE, end of year........................  $135.64         $121.75         $112.12         $137.22         $135.14
                                                      =======         =======         =======         =======         =======
Total return........................................    20.82%          24.90%          (0.80%)          20.5%           10.2%
Ratio of expenses to average net assets.............     1.28%(1)        1.39%(1)        1.06%           1.02%           0.99%
Ratio of net investment income to average net
  assets............................................     0.82%           0.94%           1.30%           1.09%           1.64%
Portfolio turnover rate.............................       48%             85%             59%             23%             10%
Average commission rate per share...................  $0.0447(2)        --              --              --              --
NET ASSETS, end of year (000's).....................  $70,149         $55,234         $40,227         $38,342         $39,198

--------------------------------------------------------------------------------

(1) Without fee waivers for the years ended December 31, 1996 and 1995, the ratio of expenses to average net assets would have been 1.29% and 1.43%, respectively.

(2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS MUTUAL FUNDS
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost.

B.--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C.--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.

D.--Equalization--Through July 31, 1995, the Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales or repurchases of the Fund shares. The change in this policy had no effect on the Fund's net assets.

E.--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1996, were $31,873,753 and $28,269,716, respectively.

NOTE 3--FEES

Shay Assets Management Co. (the "Investment Adviser") is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the Investment Adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, a Vice President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreements with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the year ended December 31, 1996.

Shay Financial Services Co. (Distributor), which is equally owned by two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., serves as the Fund's distributor. Shay Financial Services, Inc. is controlled by Rodger D.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS MUTUAL FUNDS
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Shay, a Vice President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC") is the Fund's administrator and transfer agent and PNC Bank NA ("PNC") is the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 9% of its fee during the year ended December 31, 1996. The waiver amounted to $6,865.

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 9% of its fee during the year ended December 31, 1996. The waiver amounted to $1,706.

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At December 31, 1996, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1996 and 1995, respectively, were as follows:

                                                                 SHARES                  AMOUNT
                                                            -----------------   -------------------------
                                                             1996      1995        1996          1995
                                                            -------   -------   -----------   -----------
Shares sold...............................................   68,268    72,300   $ 8,878,724   $ 8,579,318
Shares issued in reinvestment of dividends................   35,833    47,411     4,944,436     5,756,146
                                                            -------   -------   -----------   -----------
                                                            104,101   119,711    13,823,160    14,335,464
Shares redeemed...........................................  (40,589)  (24,824)   (5,714,381)   (3,148,855)
                                                            -------   -------   -----------   -----------
Net increase..............................................   63,512    94,887   $ 8,108,779   $11,186,609
                                                            =======   =======   ===========   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS MUTUAL FUNDS
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 5--SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of Stockholders of the Fund was held on March 20, 1996, at which the stockholders voted on two proposals. The proposals and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of seven directors: five to serve a term of office of three years each, one to serve a term of office of two years and one to serve a term of office of one year. The results of voting were as follows:

                                                                EXPIRATION
                                                                 OF TERM        FOR
                                                                ----------    -------
Robert P. Capone............................................       1999       243,795
Chris C. Gagas..............................................       1999       243,795
Edward P. Henson............................................       1999       243,795
Michael R. Kallet...........................................       1999       243,795
Robert E. Kernan, Jr........................................       1999       243,795
Joseph L. Mancino...........................................       1998       243,795
Vincent F. Palagiano........................................       1997       243,795

There were no votes against any of the directors nor were there any abstentions.

In addition, Messrs. Ralph F. Brouty, Timothy A. Dempsey, Harry P. Doherty, Stephen J. Kelly, Clifford E. Kelsey, Jr., William A. McKenna, Jr., Charles M. Sprock and John M. Tsimbinos continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as independent auditors of the Fund for the fiscal year ending December 31, 1996. All 243,795 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of the INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities of the Institutional Investors Capital Appreciation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1993, were audited by other auditors whose report dated February 4, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Investors Capital Appreciation Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP

Philadelphia, Pa.
January 22, 1997

================================================================================
INSTITUTIONAL INVESTORS MUTUAL FUNDS
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President
TIMOTHY A. DEMPSEY
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

JAY F. NUSBLATT
  Treasurer

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
CHRIS C. GAGAS
EDWARD P. HENSON
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
VINCENT F. PALAGIANO
CHARLES M. SPROCK

                      JOHN M. TSIMBINOS

         INSTITUTIONAL INVESTORS
         MUTUAL FUNDS LOGO

         INSTITUTIONAL INVESTORS
       CAPITAL APPRECIATION FUND, INC.

            ANNUAL REPORT
            TO SHAREHOLDERS
           DECEMBER 31, 1996

         INVESTMENT ADVISER
         Shay Assets Management Co.
         200 Park Avenue
         15th Floor
         New York, New York 10166

         DISTRIBUTOR
         Shay Financial Services Co.
         111 East Wacker Drive
         Chicago, Illinois 60601

         ADMINISTRATOR, TRANSFER AGENT,
         REGISTRAR AND DIVIDEND PAYING AGENT
         PFPC Inc.
         103 Bellevue Parkway
         Wilmington, DE 19809

         CUSTODIAN
         PNC Bank, NA
         17th & Chestnut Streets
         Philadelphia, Pennsylvania 19101

         LEGAL COUNSEL
         Hughes Hubbard & Reed LLP
         One Battery Park Plaza
         New York, New York 10004

         INDEPENDENT PUBLIC ACCOUNTANTS
         Arthur Andersen LLP
         1601 Market Street
         Philadelphia, Pennsylvania 19103
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